UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2013

GLOBAL GEOPHYSICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34709	05-0574281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13927 South Gessner Road Missouri City, Texas	77489
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 972-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment to the Current Report on Form 8-K of Global Geophysical Services, Inc. dated and filed with the Securities and Exchange Commission on August 7, 2013 (the “Original Filing”) is intended to furnish under Item 7.01 information that was filed with the Commission under Item 8.01.  Accordingly, this amendment deletes in its entirety the information previously filed under Item 8.01 and replaces it with the information furnished under Item 7.01 below.

Item 7.01.	Regulation FD Disclosure.

On August 6, 2013, the registrant issued a presentation, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and the Second Quarter 2013 Presentation attached to the Original Filing as Exhibit 99.1 pursuant to Item 9.01 of the Original Filing shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GEOPHYSICAL SERVICES, INC.

Date:  November 14, 2013                                                           By:  /s/ P. Mathew Verghese
P. Mathew Verghese
Senior Vice President and
Chief Financial Officer